Supplement to the
Fidelity Advisor® Emerging Asia Fund
Class A, Class T, Class C and Class I
December 30, 2016
Prospectus

Colin Chickles no longer serves as co-manager of the fund.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

John Dance (portfolio manager) has managed the fund since September 2016.

The following information replaces similar information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

John Dance is portfolio manager of the fund, which he has managed since September 2016. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dance has worked as a research analyst and portfolio manager.

AEA-17-01 1.725513.140	January 20, 2017

Supplement to the
Fidelity Advisor® Diversified International Fund, Fidelity Advisor® Emerging Asia Fund, Fidelity Advisor® Emerging Markets Fund, Fidelity Advisor® Global Capital Appreciation Fund, Fidelity Advisor® Global Equity Income Fund, Fidelity Advisor® International Capital Appreciation Fund, Fidelity Advisor® Overseas Fund and Fidelity Advisor® Value Leaders Fund
Class A, Class T, Class C, Class I and Class Z
December 30, 2016
STATEMENT OF ADDITIONAL INFORMATION

Colin Chickles no longer serves as co-manager of Fidelity Advisor® Emerging Asia Fund. John Dance serves as portfolio manager of Fidelity Advisor® Emerging Asia Fund.

ACOM10BB-17-01 1.909881.118	January 20, 2017